BERGER IPT - SMALL COMPANY GROWTH FUND

            SUPPLEMENT DATED NOVEMBER 20, 1998
                         to
              PROSPECTUS DATED MAY 1, 1998

     Berger Associates Vice President Amy K. Selner has been appointed manager of the Berger IPT - Small Company
Growth Fund, succeeding former manager William R.
Keithler.

     Accordingly, the Prospectus for the Berger IPT -
Small Company Growth Fund is amended to read as follows:
The paragraphs under "6. Management and Investment
Advice" referencing Mr. Keithler are deleted in their entirety and replaced with the following:

     "Amy K. Selner is the Vice President and portfolio manager of the Berger IPT - Small Company Growth Fund and is primarily responsible for the investments of the Fund, including the day-to-day investment decisions for the Fund. Ms. Selner also serves as Vice President and portfolio manager for the Berger Small Company Growth
Fund.

     "Ms. Selner joined Berger Associates in April 1996
as a senior technology analyst and since December 1997 has served as Vice President with Berger Associates.
Ms. Selner assumed management of the Berger IPT - Small
Company Growth Fund in November 1998. Previously, she was Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company from March 1991 through March
1996."